Scudder
Massachusetts
Limited Term
Tax Free Fund


Semiannual Report
April 30, 1998

Pure No-Load(TM) Funds


A fund seeking to provide as high a
level of income exempt from
Massachusetts state personal income and
regular federal income tax as is
consistent with a high degree of price
stability.

A pure no-load(TM) fund with no
commissions to buy, sell, or exchange
shares.

SCUDDER [logo]

                Scudder Massachusetts Limited Term Tax Free Fund

--------------------------------------------------------------------------------
                                Total Net Assets as of
Date of Inception:  2/15/94     4/30/98: $93.0 million     Ticker Symbol:  SMLFX
--------------------------------------------------------------------------------


o As of April 30, 1998, Scudder Massachusetts Limited Term Tax Free Fund's 30-day net annualized SEC yield was 3.62%, equivalent to a 6.81% taxable yield for Massachusetts investors subject to the 46.85% combined federal and state income tax rate.


o For the semiannual period ended April 30, 1998, Scudder Massachusetts Limited Term Tax Free Fund posted a total return of 1.76%. The Fund's return outpaced the average performance of the Fund's peers over six-month, one-year, and three-year periods, according to Lipper Analytical Services.


o Scudder Massachusetts Limited Term Tax Free Fund received a four-star rating from Morningstar, reflecting an "above-average" rating for risk-adjusted performance through April 30, 1998.*


                                Table of Contents

3  Letter from the Fund's President      12  Financial Statements
4  Performance Update                    15  Financial Highlights
5  Portfolio Summary                     16  Notes to Financial Statements
6  Portfolio Management Discussion       20  Officers and Trustees
8  Glossary of Investment Terms          21  Investment Products and Services
9  Investment Portfolio                  22  Scudder Solutions


* For your information, these ratings are subject to change every month and are calculated from a Fund's average semiannual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three-year performance, and was rated among 1,547 funds for the period. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.



               2-Scudder Massachusetts Limited Term Tax Free Fund

                        Letter from the Fund's President


Dear Shareholders,

     We are pleased to report to you concerning Scudder Massachusetts Limited Term Tax Free Fund's performance over its most recent semiannual period ended April 30, 1998. As of this date, the Fund provided a 6.81% tax equivalent yield based on the maximum federal and state tax rates. In addition, the Fund earned a four-star Morningstar rating as of April 30. Please read the portfolio management discussion beginning on page 6 for more information about the Fund's performance.

     More good news -- Massachusetts' economic revival continues unabated. The Commonwealth's unemployment level is at a nine-year low, per capita income is significantly higher than the national average, and officials project a large budget surplus for the 1998 fiscal year. Please read the "Massachusetts Update" on page 6 for additional details.

     For those of you interested in new Scudder products, we recently introduced an addition to Scudder's series of growth and income offerings: Scudder Real Estate Investment Fund invests primarily in Real Estate Investment Trusts (REITs), and is designed to allow investors to participate in the impressive long-term growth potential of the U.S. real estate industry. Please see page 21 for more information on Scudder products and services.

     Lastly, at the start of 1998 the Fund's investment adviser changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc.

     As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Page 22 provides more information on how to contact Scudder. Thank you for choosing Scudder Massachusetts Limited Term Tax Free Fund to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Massachusetts Limited Term Tax Free Fund

               3-Scudder Massachusetts Limited Term Tax Free Fund

PERFORMANCE UPDATE as of April 30, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                               Total Return
------------------------------------------------
Period Ended   Growth of               Average
4/30/98         $10,000    Cumulative  Annual
------------------------------------------------
SCUDDER MASSACHUSETTS LIMITED TERM
TAX FREE FUND
------------------------------------------------
1 Year          $ 10,586      5.86%     5.86%
Life of Fund*   $ 12,058     20.58%     4.55%
------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
(3 YEAR)
------------------------------------------------
1 Year          $ 10,556      5.56%     5.56%
Life of Fund*   $ 12,204     22.04%     4.89%
------------------------------------------------
*The Fund commenced operations on February 15, 1994.
 Index comparisons begin February 28, 1994

----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,912
10/94          $10,030
4/95           $10,414
10/95          $10,840
4/96           $10,997
10/96          $11,271
4/97           $11,425
10/97          $11,885
4/98           $12,094

LEHMAN BROTHERS MUNICIPAL BOND INDEX
(3 year)
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,938
10/94          $10,058
4/95           $10,401
10/95          $10,862
4/96           $11,051
10/96          $11,352
4/97           $11,561
10/97          $11,978
4/98           $12,204

The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended April 30

                              1994*    1995     1996     1997     1998
                             ----------------------------------------------
NET ASSET VALUE.........    $ 11.76  $ 11.81  $ 11.94  $ 11.89  $ 12.06
INCOME DIVIDENDS........    $   .10  $   .53  $   .52  $   .51  $   .52
FUND TOTAL RETURN (%)...      -1.18     5.07     5.60     3.89     5.86
INDEX TOTAL RETURN (%)..       -.62     4.64     6.26     4.62     5.56

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.

              4 -- SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND

PORTFOLIO SUMMARY as of April 30, 1998
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Hospital/Health                    32%
Other General Obligation/
Lease                              23%
State General Obligation            9%
Toll Revenue/Transportation         7%
Higher Education                    6%
Water/Sewer Revenue                 5%
Student Loans                       4%
Electric Utility Revenue            4%
Pollution Control/Industrial
Development                         3%
Miscellaneous Municipal             7%
--------------------------------------
                                  100%
--------------------------------------

Scudder Massachusetts Limited
Term Tax Free Fund is broadly
diversified, and holds a large
percentage of pre-refunded bonds
which offer the highest quality
available in the municipal bond
marketplace.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
AAA                               78%
AA                                 5%
A                                  7%
BBB                                8%
BB                                 1%
Not Rated                          1%
--------------------------------------
                                  100%
--------------------------------------
Weighted average quality: AA

The Fund's overall quality
remains high, with over 80% of
its portfolio rated AAA or AA.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year                    9%
1 - 5 years                        55%
5 - 10 years                       36%
----------------------------------------------
                                  100%
----------------------------------------------
Weighted average effective maturity:
4.06 years

We continued to maintain a
longer-than-neutral average
maturity to capitalize on the
favorable performance trend for
the five- to 10-year segment of
the municipal bond market.


For more complete details about the Fund's investment portfolio, see page 9.

              5 -- SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND

                         Portfolio Management Discussion
Dear Shareholders,

During Scudder Massachusetts Limited Term Tax Free Fund's most recent semiannual period ended April 30, 1998, the supply of municipal bonds increased dramatically. Despite the flood of supply -- including a 70% increase in the first quarter of 1998 compared with the first quarter of 1997 -- Scudder Massachusetts Limited Term Tax Free Fund posted a positive total return of 1.76% for the six-month period. The Fund has outpaced the Lipper average return for similar funds over six-month, one-year, and three-year periods, and the Fund placed in the top 25% of similar funds over these three time periods. On April 30, 1998, the Fund's 30-day net annualized SEC yield was 3.62%, equivalent to a taxable yield of 6.81% for shareholders subject to the 46.85% maximum combined state and federal income tax rate.

                              Massachusetts Update

Massachusetts is maximizing the benefits of the steady growth the national economy is experiencing. The Commonwealth's economic indicators are positive, revenues continue to exceed projections, and unemployment is at its lowest level since 1989. The Commonwealth projects that it will finish its 1998 fiscal year with an operating surplus of $800 million, or 7% of revenues. Massachusetts' personal income tax, which represents 30% of General Fund revenues, is the primary revenue source funding the surplus.

At the root of the Commonwealth's fiscal health is a strong job market. Job growth in the services sector was the principal factor in bringing the unemployment rate down to 3.3% versus the national average of 4.6% in February 1998. Massachusetts' per capita income in 1996 was $29,439, 22% higher than the national average. The Commonwealth's debt levels are high, but manageable, given its high wealth levels. Overall, we continue to view Massachusetts' credit trend as improving.

Scudder Massachusetts Limited Term Tax Free
Fund:  Top Quartile Performance
(Returns for periods ended April 30, 1998)


              Scudder                            Number
              MALTTFF     Lipper    Percentile  of Funds
   Period     return      return     Ranking    tracked
-----------------------------------------------------------

 6 mos.         1.76%      1.45%     Top 21%      28
 1 year         5.86       5.35      Top 21%      28
 3 years*       5.11       4.52      Top 14%      22
 ========================================================

*Average annual returns; past performance does not guarantee future results.


                                Steady Growth and
                                  Low Inflation

The long-running U.S. economic scenario of moderate growth and low inflation forges on. Asia, expected by many to export its way out of economic crisis and in doing so derail U.S. growth, has so far increased exports only modestly. At the same time, the U.S. bond market has benefited from Federal Reserve inaction on interest rates, falling commodity prices, mixed economic statistics, and portfolio rebalancing by investors who have acted to reduce the overweighting of stocks in their portfolios. Moreover, the municipal bond market has enjoyed its


               6-Scudder Massachusetts Limited Term Tax Free Fund first significant increase in investor interest in four years. During the Fund's most recent semiannual period, yields of 10-year Treasury bonds declined slightly and their prices rose 1.02%, while yields of comparable municipal bonds increased slightly and their prices declined 0.38%.

                         Seeking Double-Tax-Free Income

Scudder Massachusetts Limited Term Tax Free Fund is designed to deliver double tax-free income with below-average price risk through investments primarily in municipal bonds with effective maturities between one and five years. The Fund seeks higher income than is typically available from tax-free money market investments and less share price fluctuation than is found in intermediate- and long-term tax free bonds. The Fund's professional management, economies of scale, liquidity, and ability to diversify its assets continue to offer advantages compared with the holding of individual municipal bonds.

Over the Fund's most recent semiannual period the Fund continued to maintain a longer-than-neutral average maturity of approximately 4 years to capitalize on the favorable performance trend for the five-to 10-year segment of the municipal bond market. The Fund also continued to emphasize premium noncallable bonds, which generally exhibit less interest rate sensitivity than bonds priced at par. In addition, we hold a large percentage (29% as of April 30) of pre-refunded bonds in the Fund's portfolio. Bonds are pre-refunded when issuers sell new debt at lower prevailing rates and use the proceeds to establish an escrow account of U.S. Treasury bonds designated to retire the original municipal bonds on their future call dates. These bonds offer the highest quality available in the municipal marketplace, yet are typically priced lower than similar bonds of slightly lower quality. The Fund's overall credit quality remains high, with over 80% of the bonds in the Fund's portfolio rated AAA or AA.

                                     Outlook

The recent heavy influx of municipal bond supply has caused municipal bond performance to lag that of Treasuries. Though heavier-than-normal municipal supply is expected for some time to come, we are optimistic about near-term municipal market performance for two reasons: First, we expect to find attractive value in many municipal bonds available in the marketplace; second, we believe income investors will find municipals especially attractive given the current narrow yield differential between Treasury and municipal bond yields.

In the months to come, the Fund will continue to maintain a conservative investment strategy, including holding premium coupon bonds, diversifying broadly, and keeping credit quality at a high level. We will also search for value by weighing the maturity characteristics, call features, credit quality, and income potential of each bond we consider adding to the Fund's portfolio. Thank you for investing with Scudder Massachusetts Limited Term Tax Free Fund.

Sincerely,

Your Portfolio Management Team


/s/Philip G. Condon        /s/Kathleen A. Meany
Philip G. Condon           Kathleen A. Meany



               7-Scudder Massachusetts Limited Term Tax Free Fund

                          Glossary of Investment Terms


BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

GENERAL OBLIGATION BOND                A municipal bond backed by the "full
                                       faith and credit" (including the taxing
                                       and further borrowing power) of the
                                       city, state, or agency that issues the
                                       bond. A general obligation bond is
                                       repaid with the issuer's general revenue and borrowings.

INFLATION                              An overall increase in the prices of
                                       goods and services, as happens when
                                       business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL BOND                         An interest-bearing debt security issued
                                       by a state or local government entity.

NET ASSET VALUE (NAV)                  The price per share of a mutual fund
                                       based on the sum of the market value of
                                       all the securities owned by the fund
                                       divided by the number of outstanding
                                       shares.

TAXABLE EQUIVALENT  YIELD              The level of yield a fully taxable
                                       instrument would have to provide to
                                       equal that of a tax-free municipal bond
                                       on an after-tax basis.

30-DAY SEC YIELD                       The standard yield reference for bond
                                       funds, based on a formula prescribed by
                                       the SEC. This annualized yield
                                       calculation reflects the 30-day average
                                       of the income earnings of every holding
                                       in a given fund's portfolio, net of
                                       expenses, assuming each is held to
                                       maturity.

TOTAL RETURN                           The most common yardstick to measure the
                                       performance of a fund. Total return --
                                       annualized or compound -- is based on a
                                       combination of share price changes plus
                                       income and capital gain distributions,
                                       if any, expressed as a percentage gain
                                       or loss in value.



(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


               8-Scudder Massachusetts Limited Term Tax Free Fund

              Investment Portfolio as of April 30, 1998 (Unaudited)

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)      Rating (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 8.6%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts

Massachusetts General Obligation, Refunding, Series 1993 B, 4.4%, 11/1/98 ......    950,000          AA                953,097
Massachusetts Health & Educational Facilities Authority:
  Series C, Daily Demand Note, 4.15%, 7/1/05 (c)* ..............................  3,300,000          A1+             3,300,000
  Series D, Daily Demand Note, 4.15%, 1/1/35 (c)* ..............................  1,600,000          A1+             1,600,000

Puerto Rico

Puerto Rico, Series 1996, 180 Day Auction Reset, 3.55%, 7/1/11 (c) (d)* ........  2,000,000          AAA             2,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $7,852,329)                                                             7,853,097
------------------------------------------------------------------------------------------------------------------------------

Intermediate-Term Municipal Investments 91.4%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts

Lowell, MA, General Obligation:
  Prerefunded 2/15/01, 8.3%, 2/15/05** .........................................  1,635,000          AAA             1,852,668
  Series 1992, 6.375%, 8/15/01 .................................................  1,000,000          A               1,056,056
  Series 1997, 6%, 12/15/04 (c) ................................................  2,025,000          AAA             2,196,011
Malden, MA, Government Obligation, Series 1997, 5.5%, 8/1/05 (c) ...............  1,570,000          AAA             1,659,160
Massachusetts Bay Transportation Authority:
  General Obligation, Series 1997C, 5%, 3/1/04 .................................    500,000          A                 513,195
  System Revenue, Series 1992 C, Prerefunded 3/1/02, 6.1%, 3/1/23** ............  5,000,000          AAA             5,384,450
Massachusetts Educational Loan Authority, Issue E, Series A, 6.7%, 1/1/02 (c) ..    415,000          AAA               439,630
Massachusetts General Obligation:
  Series A, 5.25%, 2/1/01 (c) ..................................................  3,000,000          AAA             3,080,880
  Series A, 5.2%, 6/1/04 .......................................................  1,000,000          AA              1,038,480
  Series A, Prerefunded 8/1/01, 6.5%, 8/1/11** .................................  2,000,000          AAA             2,171,360
  Series C, Prerefunded 12/1/00, 7.5%, 12/1/07** ...............................    750,000          AAA               825,338
  Series C, Prerefunded 12/1/00, 7%, 12/1/10** .................................    775,000          AAA               829,483
Massachusetts Health & Educational Facilities Authority:
  Berkshire Health System, Series C, 5.9%, 10/1/11 .............................  1,000,000          BBB             1,034,100
  Berkshire Health System, Series D, 5.3%, 10/1/03 (c) .........................  1,350,000          AAA             1,404,662
  Central Massachusetts Medical Center, Series B, 6%, 7/1/02 (c) ...............    500,000          AAA               529,940
  Daughters of Charity, Carney Hospital, Prerefunded 7/1/00, 7.5%, 7/1/05** ....  1,000,000          AAA             1,087,900
  Daughters of Charity, Series D, 4.9%, 7/1/00 .................................    550,000          AA                557,645
  Fairview Extended Care, Series 1997B, 4.55%, 1/1/21 (c) ......................  1,750,000          AAA             1,761,218
  Hallmark Health System, Series 1997A, 5.25%, 7/1/06 (c) ......................  1,000,000          AAA             1,034,150
  Massachusetts Eye and Ear Infirmary, Series A, 7%, 7/1/01 ....................  2,120,000          BBB             2,192,462

    The accompanying notes are an integral part of the financial statements.


              9 - SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)      Rating (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
  Medical, Academic & Scientific:
   Series A, 5.9%, 1/1/00 ......................................................    500,000          A                 511,345
   Series A, 6%, 1/1/01 ........................................................  1,000,000          A               1,033,200
   Series A, 6.1%, 1/1/02 ......................................................    500,000          A                 522,620
  Newton-Wellesley Hospital, Series D, Prerefunded 7/1/01, 7%, 7/1/15 (c)** ....  1,500,000          AAA             1,645,845
  St. Joseph's Hospital, Series C, Prerefunded 10/1/99, 9.5%, 10/1/20** ........  3,375,000          AAA             3,696,233
  Valley Regional Health System, Series C, 5.3%, 7/1/00 ........................  1,500,000          AAA             1,532,220
  Wheaton College, Series B, Prerefunded 7/1/99, 7.2%, 7/1/09** ................    590,000          AAA               623,772
Massachusetts Housing Finance Agency:
  Housing Project Revenue, Series A, 5.2%, 10/1/00 .............................    575,000          A                 587,069
  Multi-Family Housing Project, Series A, 8.8%, 8/1/21 .........................    665,000          A                 678,386
Massachusetts Industrial Finance Agency:
  Boston Museum of Fine Arts, Series 1996, 5.125%, 1/1/04 (c) ..................  1,000,000          AAA             1,034,950
  Cape Cod Health Systems, Series 1990, Prerefunded 11/15/00, 8.5%, 11/15/20**..  2,150,000          AAA             2,413,074
  College of the Holy Cross, Series 1996, 5.5%, 3/1/06 (c) .....................  1,000,000          AAA             1,057,240
  East Boston Neighborhood Project, 7.25%, 7/1/06 ..............................    930,000          BB                965,210
  Leominster Hospital, Series 1989A, Prerefunded 8/1/99, 8.625%, 8/1/09** ......  2,000,000          AAA             2,150,620
  Merrimack College, Series 1997, 5.5%, 7/1/06 (c) .............................  1,055,000          AAA             1,117,509
  Milton Academy, Revenue Refunding, Series A, Prerefunded 9/1/99, 7.25%,
     9/1/19 (c)** ..............................................................    700,000          AAA               743,988
  Resource Recovery, North Andover Solid Waste, Series A, 6.15%, 7/1/02 ........    750,000          BBB               785,280
  Resource Recovery, North Andover Solid Waste, Series A, 6.3%, 7/1/05 .........  2,750,000          BBB             2,963,015
  Worcester Polytechnic, Series 1997II, 5.25%, 9/1/04 (c) ......................  1,065,000          AAA             1,110,326
Massachusetts Municipal Wholesale Electric Company, Power Supply System Revenue:
  Prerefunded 7/1/02, 6.75%, 7/1/17** ..........................................  1,720,000          AAA             1,905,863
  Series B, 6.3%, 7/1/00 .......................................................    345,000          A                 359,107
  Series B, 6.375%, 7/1/01 .....................................................  1,000,000          A               1,056,700
Massachusetts Port Authority Revenue:
  Series 1997A, 6%, 7/1/04 .....................................................  1,140,000          AA              1,232,420
  USAir Project, Series 1996A, 5.5%, 9/1/06 (c) ................................    640,000          AAA               671,334
Massachusetts Turnpike Authority:
  Series 1996A, Refunded, 5%, 6/1/99 ...........................................    785,000          NR                794,907
  Series 1996A, Unrefunded, 5%, 6/1/99 .........................................    215,000          NR                217,393
Massachusetts Water Resource Authority Revenue, Series 1998 A, 5%, 8/1/04 (c) ..  1,260,000          AAA             1,295,998
Massachusetts Water Resource Authority:
  Series 1991A, Prerefunded 12/1/01 6.875%, 12/1/11** ..........................  1,000,000          AAA             1,103,970
  Series A, Prerefunded 7/15/02, 6.75%, 7/15/12** ..............................  1,000,000          AAA             1,108,770

    The accompanying notes are an integral part of the financial statements.


              10 - SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)      Rating (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Massachusetts, Special Obligation, Series 1997A, 5.5%, 6/1/05 ..................  1,000,000          AA              1,055,710
Nantucket, MA, General Obligation, Prerefunded 12/1/01, 6.25%, 12/1/02** .......    250,000          AAA               269,353
New England Education Loan Marketing Corp., Massachusetts Student Loan Revenue
  Refunding, Issue A, 5.8%, 3/1/02 .............................................  3,150,000          AAA             3,285,608
North Andover, MA, General Obligation, Series 1998, 5.375%, 1/15/07 (c) ........  1,275,000          AAA             1,338,623
North Attleboro, MA, General Obligation, Series 1997, 6%, 3/1/07 (c) ...........  1,000,000          AAA             1,098,360
South Essex, MA, Sewer District, Series B, Prerefunded 6/1/04, 6.75%,
  6/1/13 (c)** .................................................................  1,000,000          AAA             1,137,280
Southeastern Masssachusetts University Building, Series A, 5.5%, 5/1/04 (c) ....  1,010,000          AAA             1,064,247
Springfield, MA, General Obligation, Series 1996, 6.375%, 8/1/03 (c) ...........  2,035,000          AAA             2,215,525
Springfield, MA, Municipal Purpose Loan, General Obligation, Series 1996,
  6.25%, 8/1/06 (c) ............................................................  1,000,000          AAA             1,107,820
Worcester, MA, General Obligation, Revenue Refunding, Series G, 6%, 7/1/01 (c)..  2,000,000          AAA             2,100,800
Worcester, MA, Government Obligation, Series 1997, 5.75%, 8/1/07 (c) ...........  1,000,000          AAA             1,080,310
Puerto Rico
Puerto Rico Public Building Authority, 6.75%, 7/1/04 (c) .......................  2,250,000          AAA             2,532,803
------------------------------------------------------------------------------------------------------------------------------
Total Intermediate-Term Municipal Investments (Cost $82,503,011)                                                    83,853,591
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $90,355,340) (a)                                                         91,706,688
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $90,366,947. At April 30, 1998, net unrealized appreciation for all securities was $1,339,741. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,523,554 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $183,813.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings are either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Services, Inc. Unrated securities (NR) have been determined to be of comparable quality to rated eligible securities.

(c)   Bond is insured by one of these companies: AMBAC, FSA, FGIC, or MBIA.

(d) Auction rate securities carry a short term coupon that is reset on a periodic basis, usually every 35 days. The reset occurs through a marketplace auction process where all bidders receive the highest yield necessary to sell all the securities. For maturity purposes the securities are said to have the same maturity as the time remaining to the next auction.

 * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

 ** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

    The accompanying notes are an integral part of the financial statements.


              11 - SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND

                              Financial Statements

                      Statement of Assets and Liabilities
                       as of April 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $90,355,340) .................     $  91,706,688
                 Cash .................................................................           130,928
                 Interest receivable ..................................................         1,479,764
                 Receivable for Fund shares sold ......................................            16,853
                 Deferred organization expenses .......................................             4,461
                 Other assets .........................................................               726
                                                                                           ----------------
                 Total assets .........................................................        93,339,420
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ....................................................            96,563
                 Payable for Fund shares redeemed .....................................           203,606
                 Accrued management fee ...............................................            40,743
                 Other payables and accrued expenses ..................................            38,001
                                                                                           ----------------
                 Total liabilities ....................................................           378,913
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  92,960,507
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation on investments ...............................         1,351,348
                 Accumulated net realized loss ........................................          (148,737)
                 Paid-in capital ......................................................        91,757,896
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  92,960,507
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($92,960,507 / 7,707,010 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ........................................................            $12.06
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


              12 - SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND

                             Statement of Operations

                         six months ended April 30, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Interest .............................................................     $   2,191,384
                                                                                           ----------------
                 Expenses:
                 Management fee .......................................................           266,090
                 Custodian and accounting fees ........................................            28,236
                 Services to shareholders .............................................            31,856
                 Trustees' fees and expenses ..........................................             8,326
                 Auditing .............................................................            15,747
                 Legal ................................................................             3,077
                 Reports to shareholders ..............................................             8,869
                 Registration fees ....................................................             7,243
                 Amortization of organization expenses ................................             2,789
                 Other ................................................................             4,788
                                                                                           ----------------
                 Total expenses before reductions .....................................           377,021
                 Expense reductions ...................................................           (44,409)
                                                                                           ----------------
                 Expenses, net ........................................................           332,612
                -------------------------------------------------------------------------------------------
                 Net investment income                                                          1,858,772
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments ............................            (1,200)
                 Net unrealized appreciation (depreciation) on investments
                   during the period ..................................................          (375,545)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investments                                                  (376,745)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   1,482,027
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


              13 - SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND

                       Statements of Changes in Net Assets

                                                                                    Six Months
                                                                                       Ended             Year
                                                                                     April 30,           Ended
Increase (Decrease) in Net Assets                                                      1998           October 31,
                                                                                    (Unaudited)          1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ......................................     $  1,858,772      $  3,039,006
                 Net realized gain (loss) on investments ....................           (1,200)            8,891
                 Net unrealized appreciation (depreciation) on
                   investments during the period ............................         (375,545)          676,307
                                                                                 ----------------  ----------------
                 Net increase in net assets resulting from operations .......        1,482,027         3,724,204
                                                                                 ----------------  ----------------
                 Distributions to shareholders from net investment
                   income ...................................................       (1,858,772)       (3,039,006)
                                                                                 ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..................................       33,110,515        34,983,831
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ............................        1,295,003         1,974,195
                 Cost of shares redeemed ....................................      (20,594,922)      (23,621,656)
                                                                                 ----------------  ----------------
                 Net increase in net assets from Fund share
                   transactions .............................................       13,810,596        13,336,370
                                                                                 ----------------  ----------------
                 Increase in net assets .....................................       13,433,851        14,021,568
                 Net assets at beginning of period ..........................       79,526,656        65,505,088
                                                                                 ----------------  ----------------
                 Net assets at end of period ................................     $ 92,960,507      $ 79,526,656
                                                                                 ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..................        6,573,339         5,463,378
                                                                                 ----------------  ----------------
                 Shares sold ................................................        2,722,942         2,911,596
                 Shares issued to shareholders in reinvestment of
                   distributions ............................................          106,692           164,273
                 Shares redeemed ............................................       (1,695,963)       (1,965,908)
                                                                                 ----------------  ----------------
                 Net increase in Fund shares ................................        1,133,671         1,109,961
                                                                                 ----------------  ----------------
                 Shares outstanding at end of period ........................        7,707,010         6,573,339
                                                                                 ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


              14 - SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                   For the Period
                                                                                                                    February 15,
                                                                 Six Months                                             1994
                                                                    Ended                                          (commencement
                                                                  April 30,        Years Ended October 31,         of operations)
                                                                    1998                                           to October 31,
                                                                 (Unaudited)     1997        1996        1995           1994
-----------------------------------------------------------------------------------------------------------------------------------
                                                                -------------------------------------------------------------------
Net asset value, beginning of period ........................      $12.10       $11.99      $12.02      $11.64        $12.00
Income from investment operations:                              -------------------------------------------------------------------
Net investment income .......................................         .25          .53         .50         .54           .36
Net realized and unrealized gain (loss) on investment
   transactions .............................................        (.04)         .11        (.03)        .38          (.36)
                                                                -------------------------------------------------------------------
Total from investment operations ............................         .21          .64         .47         .92           .00
                                                                -------------------------------------------------------------------
Less distributions from net investment income ...............        (.25)        (.53)       (.50)       (.54)         (.36)
                                                                -------------------------------------------------------------------
Net asset value, end of period ..............................      $12.06       $12.10      $11.99      $12.02        $11.64
                                                                -------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ........................................        1.76**       5.44        3.98        8.08          0.00**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ......................          93           80          66          55            36
Ratio of operating expenses, net to average daily net
   assets (%) ...............................................         .75*         .75         .67         .24            --
Ratio of operating expenses before expense reductions,
   to average daily net assets (%) ..........................         .85*         .93         .90         .92          1.44*
Ratio of net investment income to average daily net
   assets (%) ...............................................        4.17*        4.40        4.16        4.56          4.45*
Portfolio turnover rate (%) .................................        13.2*         9.8        12.4        27.4          26.3*

(a) Total returns would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized


              15 - SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Massachusetts Limited Term Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At October 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $136,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002, ($21,000) and October 31, 2004 ($115,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Cost. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.


              16 - SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND

Other. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1998, purchases and sales of investments (excluding short-term) aggregated $13,655,830 and $5,531,700, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Adviser agreed to maintain the annualized expenses at 0.75% of average daily net assets until February 28, 1999. For the six months ended April 30, 1998, the Adviser imposed fees amounting to $266,090 and the portion not imposed amounted to $44,409.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SSC aggregated $22,098 of which $3,631 was unpaid at April 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SFAC aggregated $16,000, of which $3,000 was unpaid at April 30, 1998.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1998, Trustees' fees aggregated $8,326.


              17 - SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND

                                   This Page
                                 intentionally
                                  left blank.



              18-Scudder Massachusetts Limited Term Tax Free Fund

                                   This Page
                                 intentionally
                                  left blank.



              19-Scudder Massachusetts Limited Term Tax Free Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee


Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation


Dawn-Marie Driscoll
Trustee; President, Driscoll Associates; Executive Fellow, Bentley College


Peter B. Freeman
Trustee; Corporate Director and Trustee


George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates


Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University


Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary


Jean C. Tempel
Trustee; Managing Partner, TL Ventures


Donald C. Carleton*
Vice President


Philip G. Condon*
Vice President


Jerard K. Hartman*
Vice President


Thomas W. Joseph*
Vice President


Jeremy L. Ragus*
Vice President


Rebecca Wilson*
Vice President


Thomas F. McDonough*
Vice President, Secretary and Treasurer


John R. Hebble*
Assistant Treasurer


Caroline Pearson*
Assistant Secretary





                        *Scudder Kemper Investments, Inc.


              20-Scudder Massachusetts Limited Term Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

               21-Scudder Massachusetts Limited Term Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

               22-Scudder Massachusetts Limited Term Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


               23-Scudder Massachusetts Limited Term Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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